Exhibit 10.3

FIRST AMENDMENT TO FORBEARANCE AGREEMENT

    This FIRST AMENDMENT, dated as of May 14, 2023 (this “Agreement”), amends that certain Forbearance Agreement, dated as of April 18, 2023 (the “Existing Forbearance Agreement”), by and among AN Global, LLC, a Delaware limited liability company (the “Borrower”) and each of the Borrower’s affiliates listed as a “Guarantor” on the signature pages to the Financing Agreement (as defined in the Existing Forbearance Agreement), the Lenders party thereto, Blue Torch Finance LLC, a Delaware limited liability company (“Blue Torch”), as administrative agent and collateral agent for the Lenders (in such capacities, together with its successors and assigns, the “Agents”). All capitalized terms used and not defined herein shall have the respective meanings ascribed thereto in the Existing Forbearance Agreement.

RECITALS

WHEREAS, the Existing Forbearance Agreement terminated prior to the date hereof, and the Loan Parties requested that the Agents and Lenders agree to extend their agreement to forbear from exercising their respective rights and remedies for a period of time, and Agents and Lenders have agreed to such forbearance subject to the satisfaction of, and continued compliance with, the terms and conditions set forth in the Existing Forbearance Agreement, as amended by this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1.April Interest Payment; Acknowledgment of Debt. On April 20, 2023, in connection with the Forbearance Agreement and Amendment No. 5, the Borrower paid to the Administrative Agent, for the benefit of the Lenders, (i) the forbearance and amendment fee in an amount equal to $350,000, (ii) the Use Fee (as defined in the Fee Letter), in an amount equal to $150,000 and (iii) the Refundable Fee (as defined in the Fee Letter) in an amount equal to $1,000,000, which fees, in each case, were capitalized and added to the outstanding principal balance of the Obligations. On April 28, 2023, the Borrower failed to make an interest payment then due and payable, including after giving effect to the applicable grace period and requested that such amount of interest be capitalized and added to the outstanding principal balance of the Obligations. The Agents and Lenders hereby agree to such capitalization. Consequently, as of the close of business on April 28, 2023, each Loan Party was indebted, jointly and severally, to Lenders and Agent, without defense, deduction, setoff, claim or counterclaim, of any nature, under the Financing Agreement and the other Loan Documents in the aggregate principal amount of not less than $74,357,308.42, plus accrued and continually accruing interest and all fees, costs and expenses in accordance with the Loan Documents.

2.Acknowledgment of Defaults. Each Loan Party acknowledges and agrees that, on and as of the date hereof: (i) each of the Events of Default enumerated on Part A of Schedule 1 attached (which Schedule amends the corresponding part of the schedule to the Existing Forbearance Agreement as in effect immediately prior to this Agreement, the “Existing Defaults”) have occurred and are continuing; (ii) each of the events or conditions enumerated on Part B of Schedule 1 attached hereto (which Schedule amends the corresponding part of the schedule to the Existing Forbearance Agreement as in effect immediately prior to this Agreement, the “Anticipated Defaults”) may occur and continue during the Forbearance Period (as such term is amended pursuant to this Agreement); (iii) Agents and Lenders have not waived in any respect any Existing Defaults or will be deemed to have waived in any respect any Anticipated Defaults to the extent occurring or continuing during the Forbearance Period (as such term is amended pursuant to this Agreement); (iv) Agents and Lenders have not waived any of their rights and remedies with respect to the Existing Defaults or will be deemed to have waived any of their rights and remedies with respect to any Anticipated Defaults to the extent occurring or continuing during the Forbearance Period (as such term is amended pursuant to this Agreement); and (v) except as expressly limited by this Agreement, Agents and Lenders are permitted immediately to accelerate the Obligations and exercise all rights and remedies available under the Loan Documents, applicable law and/or otherwise as a result of any of the Existing Defaults, or, upon the occurrence and during the continuation thereof, any of the Anticipated Defaults.

3.Amendments to Existing Forbearance Agreement.

(a)Schedule 1 to the Existing Forbearance Agreement is hereby amended and restated in its entirety in the form attached hereto as Schedule 1.

(b)The definition of “Forbearance Expiration Date” set forth in Section 2(a) of the Existing Forbearance Agreement is hereby amended and restated in its entirety to read as follows:

“Forbearance Expiration Date” means 11:59 a.m. New York City time on May 19, 2023.

(c)Section 6(b) of the Existing Forbearance Agreement is hereby amended and restated in its entirety to read as follows:

(b) with respect to the Mexican Loan Parties and each of the other Subsidiaries of the Loan Parties the Equity Interests of which are pledged to the Collateral Agent pursuant to the Mexican Pledge Agreement, each such Mexican Loan Party and other Subsidiary shall cooperate in good faith with the Agents to implement certain governance changes, in each case, in form and substance acceptable to the Agents, Lenders and the Loan Parties.

4.Effectiveness of this Agreement. This Agreement shall become effective upon the satisfaction in full, in a manner satisfactory to the Agents, of the following conditions precedent (the first date upon which all such conditions shall have been satisfied being hereinafter referred to as the “Effective Date”):

(a)Agreement. On or before the Effective Date, the Agents shall have received this Agreement, fully executed by the other parties hereto.

(b)Representations and Warranties. Except for (i) Section 6.01(h)(iii) of the Financing Agreement to the extent such section relates to the Specified Defaults or as a result of certain other defaults on Material Contracts disclosed in writing to the Agents on or prior to the Effective Date and (ii) Section 6.01(t) of the Financing Agreement (which such representation is made in Section 6(b) of the Existing Forbearance Agreement) (collectively, the “Representation Exception”), the representations and warranties contained in this Agreement, the Existing Forbearance Agreement and in Article VI of the Financing Agreement and in each other Loan Document shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of the Effective Date as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct on and as of such earlier date).

(c)No Default; Event of Default. Other than the Existing Defaults and Anticipated Defaults, no Default or Event of Default shall have occurred and be continuing on the Effective Date or result from this Agreement becoming effective in accordance with its terms.

(d)Sale and Refinancing Process Authority.  On or before the Effective Date, Holdings shall have caused the Approved Independent Director, as the sole member of a transaction committee of Holdings, to be granted the exclusive authority to: (i) oversee the process for the sale of substantially all of Holdings and its Subsidiaries’ assets; (ii) oversee the process for a potential refinancing of the Obligations; and (iii) make a recommendation to the Board of Directors of Holdings and, to the extent relating to a sale transaction, the shareholders of Holdings, as to the transaction or transactions that should be consummated (subject to approval of the Board of Directors of Holdings or the shareholders of Holdings, as applicable).

5.Representations and Warranties; No Event of Default. Except for the Representation Exception, the representations and warranties herein, in the Existing Forbearance Agreement, in Article VI of the Financing Agreement and in each other Loan Document are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of the Effective Date as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such earlier date), and, other than the Existing Defaults and Anticipated Defaults, no Default or Event of Default has occurred and is continuing as of the Effective Date or would result from this Agreement becoming effective in accordance with its terms.

6.    Miscellenaous. Sections 8 through 15 of the Existing Forbearance Agreement are hereby incorporated by reference herein, mutatis mutandis.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date set forth on the first page hereof.

BORROWER:

AN GLOBAL LLC

By:	/s/ Patrick Bartels Jr.
Name:	Patrick Bartels Jr.
Title:	Manager

GUARANTORS:
AGILETHOUGHT, INC.

By:	/s/ Manuel Senderos
Name:	Manuel Senderos
Title:	Chief Executive Officer

AGILETHOUGHT, LLC

By:	/s/ Patrick Bartels Jr.
Name:	Patrick Bartels Jr.
Title:	Manager

4TH SOURCE, LLC

By:	/s/ Patrick Bartels Jr.
Name:	Patrick Bartels Jr.
Title:	Manager

IT GLOBAL HOLDINGS LLC
By: AN Global LLC, its Sole Member

By:	/s/ Patrick Bartels Jr.
Name:	Patrick Bartels
Title:	Manager

4TH SOURCE HOLDING CORP.

By:	/s/ Patrick Bartels Jr.
Name:	Patrick Bartels Jr.
Title:	Director

QMX INVESTMENT HOLDINGS USA, INC.

By:	/s/ Patrick Bartels Jr.
Name:	Patrick Bartels Jr.
Title:	Director

AGS ALPAMA GLOBAL SERVICES USA, LLC
By: QMX Investment Holdings USA, Inc., its Sole
Member

By:	/s/ Patrick Bartels Jr.
Name:	Patrick Bartels Jr.
Title:	Director

ENTREPIDS TECHNOLOGY INC.

By:	/s/ Patrick Bartels Jr.
Name:	Patrick Bartels Jr.
Title:	Director

4TH SOURCE MEXICO, LLC
By: 4th Source, LLC, its Sole Member

By:	/s/ Patrick Bartels Jr.
Name:	Patrick Bartels Jr.
Title:	Director

AN USA

By:	/s/ Patrick Bartels Jr.
Name:	Patrick Bartels Jr.
Title:	Director

AGILETHOUGHT DIGITAL SOLUTIONS, S.A.P.I. DE C.V.

By:	/s/ Patrick Bartels Jr.
Name:	Patrick Bartels Jr.
Title:	Director

AGILETHOUGHT MÉXICO, S.A. DE C.V.

By:	/s/ Patrick Bartels Jr.
Name:	Patrick Bartels Jr.
Title:	Chairman of the Board of Directors

COLLATERAL AGENT AND ADMINISTRATIVE AGENT:
BLUE TORCH FINANCE LLC, as Collateral Agent and Administrative Agent By: Blue Torch Capital LP, its managing member

By:	/s/ Kevin Genda
Name:	Kevin Genda
Title:	CEO

LENDERS:
BLUE TORCH CREDIT OPPORTUNITIES FUND II LP By: Blue Torch Credit Opportunities GP II LLC, its general partner By: KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
Name:	Kevin Genda
Title:	Managing Member

SWISS CAPITAL BTC OL PRIVATE DEBT FUND L.P.

By:	/s/ Kevin Genda
Name:	Kevin Genda in his capacity as
authorized signatory of Blue Torch Capital LP, as agent and attorney-in-fact for Swiss Capital BTC OL Private Debt Fund L.P.

BLUE TORCH CREDIT OPPORTUNITIES FUND III LP By: Blue Torch Credit Opportunities GP III LLC, its general partner By: KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
Name:	Kevin Genda
Title:	Managing Member

BTC HOLDINGS FUND II, LLC By: Blue Torch Credit Opportunities Fund II LP, its sole member By: Blue Torch Credit Opportunities GP II LLC, its general partner By: KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
Name:	Kevin Genda
Title:	Managing Member

BTC HOLDINGS SBAF FUND LLC
By: Blue Torch Credit Opportunities SBAF Fund LP, its sole member
By: Blue Torch Credit Opportunities SBAF GP LLC, its general partner
By: KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
Name:	Kevin Genda
Title:	Managing Member

BTC HOLDINGS KRS FUND LLC By: Blue Torch Credit Opportunities KRS Fund LP, its sole member By: Blue Torch Credit Opportunities KRS GP LLC, its general partner By: KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
Name:	Kevin Genda
Title:	Managing Member

BLUE TORCH CREDIT OPPORTUNITIES SBAF FUND LP By: Blue Torch Credit Opportunities SBAF GP LLC, its general partner By: KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
Name:	Kevin Genda
Title:	Managing Member

BLUE TORCH CREDIT OPPORTUNITIES KRS FUND LP By: Blue Torch Credit Opportunities KRS GP LLC, its general partner By: KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
Name:	Kevin Genda
Title:	Managing Member

BTC OFFSHORE HOLDINGS FUND II-B LLC
By: Blue Torch Offshore Credit Opportunities Master Fund II LP, its sole member
By: Blue Torch Offshore Credit Opportunities GP II LLC, its general partner
By: KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
Name:	Kevin Genda
Title:	Managing Member

BTC OFFSHORE HOLDINGS FUND II-C LLC
By: Blue Torch Offshore Credit Opportunities Master Fund II LP, its sole member
By: Blue Torch Offshore Credit Opportunities GP II LLC, its general partner
By: KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
Name:	Kevin Genda
Title:	Managing Member

BTC OFFSHORE HOLDINGS FUND III LLC
By: Blue Torch Offshore Credit Opportunities Master Fund III LP, its sole member
By: Blue Torch Offshore Credit Opportunities GP III LLC, its general partner
By: KPG BTC Management LLC, its managing member

By:	/s/ Kevin Genda
Name:	Kevin Genda
Title:	Managing Member

BTC HOLDINGS SC FUND LLC
By: Blue Torch Credit Opportunities SC Master Fund LP, its sole member
By: Blue Torch Credit Opportunities SC GP LLC, its general partner
By: KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
Name:	Kevin Genda
Title:	Managing Member

BLUE TORCH OFFSHORE CREDIT OPPORTUNITIES MASTER FUND II LP By: Blue Torch Offshore Credit Opportunities GP II LP, its general partner By: KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
Name:	Kevin Genda
Title:	Managing Member

SWISS CAPITAL BTC OL PRIVATE DEBT OFFSHORE SP A SEGREGATED PORTFOLIO OF SWISS CAPITAL PRIVATE DEBT (OFFSHORE) FUNDS SPC

By:	/s/ Kevin Genda
Name:	Kevin Genda
Title:	Authorized Signatory of Blue Torch
Capital LP in its capacity as investment manager to SWISS CAPITAL BTC OL PRIVATE DEBT OFFSHORE SP

Schedule 1

Specified Defaults